UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2007

AMERICAN HOME MORTGAGE ASSETS TRUST 2007-4
(Exact name of issuing entity as specified in its charter)

AMERICAN HOME MORTGAGE ASSETS LLC
(Exact name of depositor as specified in its charter)

AMERICAN HOME MORTGAGE CORP.
(Exact name of sponsor as specified in its charter)

Delaware	333-140476-02	72-1600641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

538 Broadhollow Road Melville, New York		11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (516) 622-8960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 31, 2007, among American Home Mortgage Corp., American Home Mortgage Assets LLC and UBS Securities LLC.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2007, among American Home Mortgage Assets LLC, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

AMERICAN HOME MORTGAGE ASSETS LLC

By:	/s/ Alan B. Horn
Name:	Alan B. Horn
Title:	Executive Vice President

Dated: June 25, 2007

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description
1.1	Underwriting Agreement, dated May 31, 2007, among American Home Mortgage Corp., American Home Mortgage Assets LLC and UBS Securities LLC.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2007, among American Home Mortgage Assets LLC, as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and Deutsche Bank National Trust Company, as trustee.